SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events
SUBSEQUENT EVENTS

31. SUBSEQUENT EVENTS

1)	Acquisition of NewSchool of Architecture and Design, LLC

In June 2019, the Company entered into a Membership Interest Purchase Agreement (“MIPA”)  with Laureate Education (“the seller”), to acquire 100% of the outstanding membership interest in NewSchool of Architecture and Design, LLC. NewSchool is a for-profit institution of higher education based in San Diego, California, that offers undergraduate and graduate degrees and non-degree certificates in Architecture, Design and Construction Management. This acquisition was closed in March 2020. According to the calculation methodology of the purchase price pursuant to the MIPA and estimates from the seller, the estimated closing purchase price was 1 dollar at the closing date and subject to later adjustment which would be agreed by the Company and seller. The Company is evaluating the final purchase price and accounting treatment upon such acquisition.

2)	Additional Loans to Dongyuan

In January 2020, the Group went into additional loan agreements with Dongyuan. The principles are RMB 9,000, RMB 7,000 and RMB 2,900, respectively. According to the loan agreements, the annual interest rates are 5%; the due dates of loans of RMB 9,000 and RMB 7,000 are March 31, 2020, and March 25, 2020 for the loan of RMB 2,900. In March 2020, the Group went into another loan agreement with Dongyuan. The principle is RMB 1,000, with the annual interest rate of 5% and due date on March 9, 2021.The loan agreements were without any requirements for collateral or pledge on the loans. On April 8, 2020, the Group entered into a term sheet with Dongyuan to agree that the outstanding loans and interests due would be turned into part of consideration for the Group to acquire a no-less-than 51% equity interest of Hebi depending on both parties’ further agreement.

3)	COVID-19 Pandemic

Most recently in early 2020, in response to the global spread of the pandemic of COVID-19, business and schools in China have been suspended since the end of January 2020 as part of quarantine measures to contain the pandemic. Our K-12 schools and training centers in China have been closed since then and the reopening time is postponed until further notice from local authorities. Bay State College in U.S. is currently moving all courses online in response to social distancing needs and precautionary measures. Consequently, the COVID-19 pandemic may adversely affect our business operations and the Group’s financial condition and operating results for 2020, including but not limited to negative impact to the Group’s total revenues, delayed collection of tuition and fees, slower collection of accounts receivables and additional allowance for doubtful accounts and impairment to the Group’s long-lived assets. The Group are taking a serious of measures to respond to the negative impact from the pandemic, including offering online programs and services, cut down compensation cost, reducing other cost and expenses for savings, negotiating for relief or postpone of rentals for this special period of time and seeking for certain credit facilities etc. Moreover, along with the control of the pandemic in China, local authority of Jiangsu Province have announced the reopening time schedule of local K-12 schools in the beginning of April 2020, which include Shuyang K-12 within the Group. Other provinces of China are estimated to follow and announce their own reopening time schedules of schools in the next. The collection of tuition and fees are expected to gradually recover accordingly. Because of the significant uncertainties surrounding the COVID-19 pandemic, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.

The Company does not identify any other events with material financial impact on the Group’s consolidated financial statements.